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                                                               EXHIBIT 10.9

                              ASSIGNMENT AGREEMENT


Whereas Thomas M. Siebel ("Siebel") and Michael S. Malone ("Malone") entered into an agreement dated May 15, 1994 to write a sales automation book ("Book Agreement");

Whereas Siebel and Malone entered into a publishing agreement with The Free Press, a division of Simon & Schuster, Inc. ("Publisher") dated December 13, 1994 ("Publishing Agreement");

Whereas Siebel now wishes to assign his rights to any royalty proceeds pursuant to the Publishing Agreement to Siebel Systems, Inc. ("Assignee") in consideration for Assignee assuming all of Siebel's payment obligations pursuant to the Book Agreement;

Now, therefore, in consideration of the mutual promises below, Siebel and Assignee hereby agree as follows:

         1. Pursuant to the terms of the Book Agreement, Siebel is entitled to certain payments made by Publisher pursuant to the Publishing Agreement. Effective December 13, 1994, Siebel assigned and transferred to Assignee all of his rights to receive any advances, royalty payments or other proceeds payable to him pursuant to the Publishing Agreement, in each case less amounts due Don Congdon of Don Congdon Associates in respect of his services, which assignment is hereby acknowledged and agreed.

         2. Effective May 15, 1994, Assignee assumed all of Siebel's payment obligations to Malone pursuant to the Book Agreement, which assumption is hereby acknowledged and agreed.

         3. Nothing herein shall effect any rights, title or interest which Siebel may have in any book, manuscript, literary work, or other intellectual property of any type which is produced by any party pursuant to the Book Agreement or Publishing Agreement.



NAME:    THOMAS M. SIEBEL                         NAME:    SIEBEL SYSTEMS, INC.

SIGNATURE:                                        BY:
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DATE:                                             TITLE:
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                                                  DATE:
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